Exxon Mobil Corporation

5959 Las Colinas Boulevard

Irving, Texas 75039-2298

ExxonMobil (logo)

February 28, 2008

Exxon Mobil Corporation

2007 Annual Report on Form 10-K

Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549

Attention: EDGAR Document Control

Dear Sirs:

Transmitted with this cover note is Exxon Mobil Corporation’s 2007 Annual Report on Form 10-K.

Except as noted below, the financial statements contained in ExxonMobil’s 2007 Annual Report on Form 10-K do not reflect any material changes from the preceding year resulting from changes in any accounting principles or practices, or in the method of applying such principles or practices.

-	Effective January 1, 2007, the Corporation adopted the Financial Accounting Standards Board’s (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.” FIN 48 is an interpretation of FASB Statement 109, “Accounting for Income Taxes,” and prescribes a comprehensive model for recognizing, measuring, presenting and disclosing in the financial statements uncertain tax positions that the Corporation has taken or expects to take in its income tax returns. Upon the adoption of FIN 48, the Corporation recognized a transition gain of $267 million in shareholders’ equity. The gain reflected the recognition of several refund claims, partly offset by increased liability reserves. FIN 48 also resulted in reclassification of amounts previously reported net on the balance sheet. The balance sheet reclassifications resulted in a $2.4 billion increase to investments, advances and long-term receivables, a $1.0 billion decrease in current liabilities, primarily income taxes payable, and a $3.1 billion increase to other long-term obligations.

Sincerely,

/s/ David S. Rosenthal

David S. Rosenthal

Assistant Controller

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